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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2005 (December 20, 2005)

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FIRST FARMERS AND MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	0-10972	62-1148660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
816 South Garden Street Columbia, Tennessee	38402-1148
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code    (931) 388-3145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Other Events

     Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On December 20, 2005, the Board of Directors of First Farmers and Merchants Corporation (the "Company") adopted and approved the Amended and Restated By-laws of the Company (the "By-laws") to be effective immediately, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference in its entirety.

      The following is a summary of the substantive changes to the existing by-laws effected by the By-laws:

  Article II, Section 12: Adds a provision requiring that a shareholder of the Company seeking to make director nominations or bring other business before an annual or special meeting of the Company's shareholders must give advance written notice thereof within a specified time period prior to such meeting and setting forth certain specified information, replacing the previous advance notice provision.

  Article II, Section 13: The provision specifying the order of business at all shareholder meetings was deleted and replaced with a provision specifying that, at least 30 days prior to the date of the meeting of shareholders at which directors are to be elected, the Board of Directors shall nominate candidates for election at such meeting.

  Article II, Section 14: Specifies that the chairman of a shareholder's meeting shall have absolute authority over matters of procedure relating to the meeting.

  Article III, Section 5: Specifies that a notice of a special meeting of the Board of Directors may be provided via facsimile.

  Article III, Section 14: The provision requiring that committees of the Board of Directors consist of three or more directors was deleted. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an Executive Committee and one or more other committees.

  Article IV, Section 6: Specifies that the Chairman of the Board, not the President, shall be the Chief Executive Officer of the Company.

  Article IV, Section 7: Specifies that the President, not the Senior Executive Vice President, shall be the Chief Operating Officer of the Company.

  Article IV, Section 11: Creates a new office, Assistant Treasurer, that is authorized, among other things, to prepare and sign certain reports, filings and certifications on behalf of the Company as principal financial officer, chief accounting officer and chief financial officer.

      The foregoing summary of the amendments effected by the By-laws does not purport to be complete and is qualified in its entirety by reference to the text of the By-laws attached hereto as Exhibit 3.1.

Section 8 - Other Events

     Item 8.01.  Other Events.

      On December 20, 2005, the Board of Directors of the Company amended the Company's By-laws. In accordance therewith, shareholders of the Company who wish to nominate a candidate for election to the Company's Board of Directors or propose any other business at the 2006 Annual Meeting of Shareholders must deliver written notice to the Company's Corporate Secretary not earlier than December 20, 2005 nor later than January 19, 2006. Any nomination for director or other proposal by a shareholder that is not timely submitted and does not comply with the notice requirements in the By-laws will be disregarded, and upon the instructions of the presiding officer of the annual meeting, all votes cast for each such nominee and such proposal will be disregarded. The Company's Board of Directors will consider shareholder nominations of candidates for election to the Board of Directors that are timely and otherwise submitted in accordance with the requirements set forth in the By-laws.

Section 9 - Financial Statements and Exhibits

      Item 9.01.  Financial Statements and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Not applicable.

(d)     Exhibits.

Exhibit 3.1        Amended and Restated By-laws of First Farmers and Merchants Corporation

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    FIRST FARMERS AND MERCHANTS CORPORATION

                                                                                    By: /s/ T. Randy Stevens

T. Randy Stevens

Chairman and Chief Executive Officer

Date:  December 20, 2005

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated By-laws of First Farmers and Merchants Corporation

Exhibit 3.1

AMENDED AND RESTATED

BY-LAWS

OF

FIRST FARMERS AND MERCHANTS CORPORATION

ARTICLE I - OFFICES

The principal office of First Farmers and Merchants Corporation (the "Corporation") in the State of Tennessee shall be located in the City of Columbia, County of Maury. The Corporation may have such other offices, either within or without the state of incorporation as the Board of Directors may designate or as the business of the Corporation may from time to time require.

ARTICLE II - SHAREHOLDERS

1.         ANNUAL MEETING

            The annual meeting of the shareholders shall be set by the Board of Directors each year for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day.

2.         SPECIAL MEETINGS

            Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board, the President, or by the Board of Directors, and shall be called by the Chairman of the Board or the President at the request of the holders of not less than 25 percent of all the outstanding shares of the Corporation entitled to vote at the meeting.

3.         PLACE OF MEETING

            The Board of Directors may designate any place, either within or without the State unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the state unless otherwise prescribed by statute, as the place for holding such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the Corporation.

4.         NOTICE OF MEETING

            Written or printed notice stating the place, date and hour of the meeting, and in case of a special meeting, the purpose or purposes for which the meeting is called and the person or persons calling the meeting shall be delivered either personally or by mail by or at the direction of the Chairman of the Board, President, Secretary, officer, person or persons calling the meeting, to each shareholder entitled to vote at the meeting. If mailed, such notice shall be delivered not less than ten nor more than 60 days before the date of the meeting and shall be deemed to be delivered when deposited in the United States Mail addressed to the shareholder at his address as it appears on the stock transfer or membership books of the Corporation, with postage thereon prepaid. If delivered personally, such notice shall be delivered not less than five nor more than 60 days before the date of the meeting and shall be deemed delivered when actually received by the shareholder. A certificate of the Secretary or other person giving the notice, or of a transfer agent of the Corporation, that the notice required by this section has been given, in the absence of fraud, shall be prima facie evidence of the facts therein stated.

5.         WAIVER OF NOTICE

            A shareholder, either before or after a shareholders' meeting, may waive notice of the meeting; and his waiver shall be deemed the equivalent of giving notice. Attendance at a shareholders' meeting, either in person or by proxy, of a person entitled to notice, shall constitute a waiver of notice of the meeting unless he attends for the express purpose of objecting to the transaction of business on the ground that the meeting was not lawfully called or convened.

6.         JUDGES OF ELECTIONS

            Every election of Directors shall be managed by three judges, who shall be appointed from among the shareholders by the Board of Directors. The judges of elections shall hold and conduct the election at which they are appointed to serve, and, after the election, they shall file with the Secretary a certificate under their hands, certifying the result thereof and the name of the Directors elected. The judges of election, at the request of the chairperson of the meeting, shall act as tellers of any other vote by ballot taken at such meeting, and shall certify the result thereof.

7.         CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE

            For the purpose of determining shareholders entitled to notice of or entitled to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, forty days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to received payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

8.         VOTING LISTS

            The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least 30 days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list for a period of ten days prior to such meeting shall be kept on file at the principal office of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours.

9.         QUORUM AND ADJOURNMENTS

            At any meeting of shareholders fifty percent of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than said number of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time. Notice of the adjourned meeting or of the business to be transacted there, other than by announcement at the meeting at which the adjournment is taken, shall not be necessary. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

10.        PROXIES

            At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the Corporation before or at the time of the meeting. A proxy shall not be valid after eleven months from the date of its execution unless a longer period is expressly stated in it.

11.        VOTING

            Each shareholder entitled to vote in accordance with the terms and provisions of the certificate of incorporation and these By-laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote standing in his name on the books of the Corporation. Upon the demand of any shareholder, the vote for directors and upon any question before the meeting shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or by the laws of this state. There shall be no cumulative voting for directors.

12.        ELECTIONS OF DIRECTORS AND OTHER BUSINESS

            (a)        Director Nominations and Shareholder Business at Annual Meetings of Shareholders.

                        (1)        No nominations of any person for election to the Board of Directors shall be made, and no business to be considered or acted upon by the shareholders of the Corporation shall be proposed, at any annual meeting of shareholders, except as shall be: (i) specified in the Corporation's notice of meeting (including shareholder proposals included in the Corporation's proxy materials under Rule 14a-8 of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), (ii) otherwise brought before the meeting by or at the direction of the Board of Directors, or (iii) a proper subject for the meeting and which is timely submitted by a shareholder of the Corporation entitled to vote at such meeting who complies fully with the notice requirements set forth in this Section 12(a) in addition to any other applicable law, rule or regulation applicable to such meeting.

                        (2)        For nominations of persons for election to the Board of Directors or other business to be properly submitted by a shareholder before any annual meeting under Section 12(a)(1)(iii) above, a shareholder must give timely notice in writing of such business to the Secretary of the Corporation. To be considered timely, a shareholder's notice must be received by the Secretary at the principal office of the Corporation not earlier than the date which is 120 calendar days nor later than the date which is 90 calendar days before the first anniversary of the preceding year's annual meeting of shareholders. However, if the date of the applicable year's annual meeting is more than 30 days before or more than 60 days after the first anniversary of the date of the previous year's meeting, then a shareholder's notice must be received by the Secretary not earlier than the date which is 120 calendar days before the date on which the Corporation first mailed its proxy statement to shareholders in connection with the applicable year's annual meeting and not later than the date of the later to occur of (i) 90 calendar days before the date on which the Corporation first mailed its proxy statement to shareholders in connection with the applicable year's annual meeting of shareholders or (ii) ten calendar days after the Corporation's first public announcement of the date of the applicable year's annual meeting of shareholders. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

                    (3)        A shareholder's notice to the Secretary to submit a nomination or other business to an annual meeting of shareholders shall set forth: (i) the name and address of the shareholder; (ii) the class and number of shares of stock of the Corporation held of record and beneficially owned by such shareholder; (iii) the name(s), including any beneficial owners, and address(es) of such shareholder(s) in which all such shares of stock are registered on the stock transfer books of the Corporation; (iv) a representation that the shareholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice; (v) a brief description of the business desired to be submitted to the annual meeting of shareholders, the complete text of any resolutions intended to be presented at the annual meeting and the reasons for conducting such business at the annual meeting of shareholders; (vi) any personal or other material interest of the shareholder in the business to be submitted; (vii) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (viii) all other information relating to the nomination or proposed business which may be required to be disclosed under applicable law. In addition, a shareholder seeking to submit such nominations or business at the meeting shall promptly provide any other information reasonably requested by the Corporation.

            (b)        Director Nominations and Shareholder Business at Special Meetings of Shareholders.

                        (1)        No nominations of any person for election to the Board of Directors shall be made, and no business to be considered or acted upon by the shareholders of the Corporation shall be proposed, at any special meeting of shareholders, except as shall be specified in the notice of meeting. When the notice of meeting provides that directors will be elected at a special meeting of shareholders, nominations of persons for election to the Board of Directors may be made only (i) by or at the direction of the Board of Directors or the nominating committee appointed by the Board of Directors or (ii) by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this Section 12(b), who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 12(b) in addition to any other applicable law, rule or regulation applicable to such meeting.

                        (2)        Nominations by shareholders of persons for election to the Board of Directors may be made at such a special meeting of shareholders if the shareholder's notice required by this section shall be delivered to the Secretary at the principal office of the Corporation not earlier than the date which is 120 calendar days before the date of such special meeting and not later than the date of the later to occur of (i) 90 calendar days before the date of such special meeting of shareholders or (ii) ten calendar days after the Corporation's first public announcement of the date of the special meeting of shareholders.

                      (3)        A shareholder's notice to the Secretary to nominate persons for election to the Board of Directors at a special meeting of shareholders shall set forth: (i) the name and address of the shareholder; (ii) the class and number of shares of stock of the Corporation held of record and beneficially owned by such shareholder; (iii) the name(s), including any beneficial owners, and address(es) of such shareholder(s) in which all such shares of stock are registered on the stock transfer books of the Corporation; (iv) a representation that the shareholder intends to appear at the meeting in person or by proxy to nominate the persons specified in such notice; (v) any personal or other material interest of the shareholder in the nomination of such persons for election to the Board of Directors; (vi) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (vii) all other information relating to the nomination of persons for election to the Board of Directors which may be required to be disclosed under applicable law. In addition, a shareholder seeking to submit such nomination at the meeting shall promptly provide any other information reasonably requested by the Corporation.

            (c)        General

                        (1)        Only those persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible for election as directors at any meeting of shareholders. Only business brought before the meeting in accordance with the procedures set forth in this Section 12 shall be conducted at a meeting of shareholders. Except as otherwise provided by law, the Charter or the By-laws of the Corporation, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 12 and, if any proposed nomination or business is not in compliance with this Section 12, to declare that such defective proposal shall be disregarded.

                        (2)        For purposes of this Section 12, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire or comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

                        (3)        In addition to the foregoing provisions of this Section 12, a shareholder shall also comply with all applicable requirements of state law, the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12.

                        (4)        In addition to the foregoing provisions of this Section 12, a shareholder who seeks to have any proposal included in the Corporation's proxy materials shall comply with the requirements of Rule 14a-8 under the Exchange Act.

                        (5)        Subject to the provisions of Section 12, a resolution or motion shall be considered for vote only if proposed by a shareholder or a duly authorized proxy and seconded by a shareholder or duly authorized proxy other than the shareholder who proposed the resolution or motion.

13.        NOMINATIONS FOR DIRECTOR

            At least 30 days prior to the date of the meeting of shareholders at which directors are to be elected, the Board of Directors shall nominate candidates for election to the Board of Directors to be elected at such meeting. Any shareholder who desires to recommend for nomination, intends to nominate or to cause to have nominated any candidate for election to the Board of Directors (other than the candidates proposed by the Board or a nominating committee thereof) shall deliver written notice to the Secretary of the Corporation in accordance with Section 12 of this ARTICLE II. Any nomination for director by a shareholder not made in accordance with the provisions of these By-laws shall be disregarded by the presiding officer of the meeting, and upon his instructions all votes cast for each such nominee shall be disregarded.

14.        CONDUCT OF MEETINGS

Meetings of shareholders generally shall be conducted in accordance with the following:

(a)        The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman of the meeting. The chairman of the meeting may, but is under no obligation to, follow rules of parliamentary procedure to conduct any meeting.

(b)        If disorder should arise which prevents the continuation of the legitimate business of the meeting, the chairman of the meeting may announce the adjournment of the meeting and, upon his so doing, the meeting is immediately adjourned.

(c)        The chairman of the meeting may ask or require that anyone who is not a bona fide shareholder or proxy leave the meeting.

(d)        A resolution or motion shall be considered for vote only if proposed by a shareholder or a duly authorized proxy and seconded by a shareholder or duly authorized proxy other than the individual who proposed the resolution or motion.

15.        INFORMAL ACTION BY SHAREHOLDERS

            Unless otherwise provided by law, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

ARTICLE III - BOARD OF DIRECTORS

1.         GENERAL POWERS

            The business and affairs of the Corporation shall be managed by its Board of Directors. The Directors shall in all cases act as a Board, and they may adopt such rules and regulations for the conduct of their meetings and the management of the Corporation, as they may deem proper, not inconsistent with these By-laws, the Charter of the Corporation and the laws of this state.

2.         NUMBER, TENURE AND QUALIFICATIONS

            The number of Directors of the Corporation shall be at least five and not more than 20. Each Director shall hold office until the next annual meeting of shareholders and until his successor shall have been elected and qualified.

3.         REGULAR MEETINGS

            A regular meeting of the Board of Directors shall be held without other notice than this By-law immediately after and at the same place as the annual meeting of shareholders. The Board of Directors may provide by resolution the time and place for the holding of additional regular meetings without other notice than such resolution.

4.         SPECIAL MEETINGS.

            Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the President or any two Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by them.

5.         NOTICE

            Notice of any special meeting shall be given at least five days previously thereto by written notice delivered personally, or by facsimile, or mailed to each Director at his business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed with postage thereon prepaid. If notice is given by facsimile, such notice shall be deemed to be delivered when the facsimile is transmitted and confirmation of complete receipt is received by the transmitting party during normal business hours on any business day or on the next business day if not confirmed during normal business hours.

6.         WAIVER OF NOTICE

            A Director may waive in writing notice of a special meeting of the Board either before or after a meeting, and his waiver shall be deemed the equivalent of giving notice. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

7.         QUORUM

            At any meeting of the Board of Directors, a majority of the Directors in office shall constitute a quorum for the transaction of business. If a quorum is present, the acts of a majority of the Directors in attendance shall be the acts of the Board.

8.         ADJOURNMENT

            A meeting of the Board of Directors may be adjourned. Notice of the adjourned meeting or of the business to be transacted there, other than by announcement at the meeting at which the adjournment is to be taken, shall not be necessary. At an adjourned meeting at which a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

9.         NEWLY CREATED DIRECTORSHIPS AND VACANCIES

            Newly created directorships resulting from an increase in the number of Directors and vacancies occurring in the Board for any reason except the removal of Directors without cause may be filled by a vote of a majority of the Directors then in office, although less than a quorum exists. Vacancies occurring by reason of the removal of Directors without cause shall be filled by vote of the shareholders. A Director elected to fill a vacancy caused by resignation, death or removal shall be elected to hold office for the unexpired term of his predecessor.

10.        REMOVAL OF DIRECTORS

            Any or all of the Directors may be removed for cause by vote of the shareholders. Directors may be removed without cause only by vote of a majority of the shareholders entitled to vote at a regular or special meeting.

11.        RESIGNATION

            A Director may resign at any time by giving written notice to the Board, the Chairman, the President, or the Secretary of the Corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.

12.        COMPENSATION

            Directors shall not receive a salary for their services as Director, but by resolution of the Board, a fixed sum and expenses for each regular or special meeting of the Board may be authorized. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of standing and special committees of the Board of Directors may also be compensated for their services and expenses for attending committee meetings as the Board of Directors may, by resolution, direct.

13.        PRESUMPTION OF ASSENT

            A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

14.        EXECUTIVE AND OTHER COMMITTEES

            The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an Executive Committee and one or more other committees, each of which, to the extent provided in such resolution or in the Charter or the By-laws of the Corporation, shall have and may exercise all the authority of the Board of Directors, subject to such limitations as shall be prescribed by law.

15.        INFORMAL ACTION

            If all the Directors severally or collectively consent in writing to any action taken or to be taken by the Corporation and the writing or writings evidencing their consent are filed with the Secretary of the Corporation, the action shall be as valid as though it had been authorized at a meeting of the Board of Directors.

ARTICLE IV - OFFICERS

1.         NUMBER

            The officers of the Corporation shall be a Chairman of the Board, Chief Executive Officer, President, a Secretary, a Treasurer and an Assistant Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary, including one or more Vice Presidents, may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person, except the office of Secretary.

2.         ELECTION AND TERM OF OFFICE

            The officers of the Corporation to be elected by the Board of Directors shall be elected annually at the first meeting of the Board of Directors held after each annual meeting of the shareholders. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

3.         REMOVAL

            Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in their judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

4.         VACANCIES

            A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

5.         CHAIRMAN OF THE BOARD

            The Chairman of the Board shall preside at all meetings of the Board of Directors and shall be an ex-officio member of all Committees of the Board of Directors and shall have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned to him by the Board of Directors.

6.         CHIEF EXECUTIVE OFFICER

            The Chairman of the Board shall be the Chief Executive Officer of the Corporation and subject to the control of the Board of Directors shall supervise the carrying out of the policies adopted or approved by the Board of Directors and control all of the business and affairs of the Corporation. He may sign with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-laws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed, and in general shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Directors from time to time.

7.         PRESIDENT

            The President shall be the Chief Operating Officer of the Corporation and shall in general administer the business and affairs of the Corporation, and shall be an ex officio member of all committees of the Corporation. In the absence of the Chairman of the Board, the President shall preside at all such meetings, and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

8.         VICE PRESIDENT

            In the absence of the Chairman or the President, or in event of their death, inability or refusal to act, the Vice President designated by the Board of Directors shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Such Vice President or other Vice Presidents shall perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

9.         SECRETARY

            The Secretary shall keep the minutes of the shareholders' and of the Board of Directors' meetings in one or more books provided for that purpose, see that all notices are duly given in accordance with the provisions of these By-laws or as required, be custodian of the corporate records and of the seal of the Corporation and keep a register of the address of each shareholder which shall be furnished to the Secretary by such shareholder, have general charge of the stock transfer books for the Corporation and in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Chairman or the President or by the Board of Directors.

10.        TREASURER

            If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall have charge and custody of and be responsible for all funds and securities of the Corporation, receive and give receipts for monies due and payable to the Corporation from any source whatsoever and deposit all such monies in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with these By-laws and in general perform all of the duties incident to the office of the Treasurer and such other duties as from time to time may be assigned to him by the Chairman or the President or by the Board of Directors.

11.        ASSISTANT TREASURER

The Assistant Treasurer shall perform and have all and any such duties and powers as held by the Treasurer, in the absence of the Treasurer or by the designation of the Treasurer, the Chairman, the President or the Board of Directors, and shall also have all power and authority to prepare and sign on behalf of the Corporation as principal financial officer, chief accounting officer and chief financial officer, as applicable, all reports, filings and certifications, including any certifications required pursuant to the Sarbanes-Oxley Act of 2002, required or requested by any federal, state or local regulatory authority or agency, including, without limitation, the Securities and Exchange Commission, or any auditor, examiner, attorney or accountant. If required by the Board of Directors, the Assistant Treasurer shall give a bond for the faithful discharge of the duties of the office in such sum and with such surety or sureties, as the Directors shall determine.

12.        SALARIES

            The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation. The salaries of other agents or employees of the Corporation may be fixed by the Board of Directors or by an officer or committee to whom that function has been delegated by the Board of Directors.

13.        DELEGATION OF DUTIES

            Whenever an officer is absent or whenever for any reason the Board of Directors may deem it desirable, the Board of Directors may delegate the powers and duties of an officer to any other officer or officers or to any Director or Directors.

ARTICLE V - CONTRACTS, LOANS, CHECKS AND DEPOSITS

1.         CONTRACTS

            The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

2.         LOANS

            No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

3.         CHECKS, DRAFTS, ETC.

            All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

4.         DEPOSITS

            All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE VI - CERTIFICATES FOR SHARES AND THEIR TRANSFER

1.          CERTIFICATES FOR SHARES

             Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the Chairman or the President and by the Secretary or by such other officers authorized by law and by the Board of Directors. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the shareholders, the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

2.         TRANSFERS OF SHARES

            (a)        Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate; every such transfer shall be entered on the transfer book of the Corporation which shall be kept at its principal office.

            (b)        The Corporation shall be entitled to treat the holder of record of any share as the holder in fact thereof, and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by the laws of this state.

ARTICLE VII - FISCAL YEAR

The fiscal year of the Corporation shall begin on the first day of January in each year.

ARTICLE VIII - DIVIDENDS

The Board Directors may from time to time declare and the Corporation may pay dividends on its outstanding shares in the manner and upon the terms and conditions allowed by law.

ARTICLE IX - SEAL

The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation, the state of incorporation, year of incorporation and the words "Corporate Seal"; provided, however, that the validity of any corporate document shall not be affected by the absence of the Corporate Seal.

ARTICLE X - INDEMNIFICATION

To the extent not inconsistent with the laws of the State of Tennessee as in effect from time to time, every person (and the heirs, executors and administrators of such person) who is a Director or officer of the Corporation shall in accordance with the provisions of this ARTICLE X be indemnified by the Corporation against any and all liability and reasonable expense that may be incurred by him in connection with or resulting from any claim, action, suit or proceeding; provided, however, that such person (or his heirs, executors, or administrators) is wholly successful with respect thereto or such Director or officer acted in good faith, in what he reasonably believed to be the best interest of the Corporation and in addition, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. The termination of any claim, action, suit or proceeding by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or of nolo contendere or its equivalent, shall not create a presumption that a Director or officer did not meet the standards of conduct set forth in this ARTICLE X.

For the purposes of this ARTICLE X, the following terms shall have the meanings specified:

1.         "Claim, action, suit or proceeding" shall include any claim, action, suit or proceeding (whether brought by or in the right of the Corporation or any other corporation or otherwise) civil, criminal, administrative or investigative, or the threat thereof, in which any person (or the heirs, executors or administrators of such person) who is or was a Director of the Corporation may become involved as a party or otherwise:

            (a)        By reason of his being or having been a Director or officer of the Corporation or of any subsidiary corporation of the Corporation, or of any other Corporation which he served as such at the request of the Corporation or of which the Corporation directly or indirectly is a shareholder or creditor, or in which, or in the stocks, bonds, securities, or other obligations of which it is in any way interested; or

            (b)        By reason of his acting or having acted in any capacity in a partnership, association, trust or other organization or entity in which he served as such at the request of the Corporation or of which the Corporation directly or indirectly is an owner or creditor, or in which, or in the shares, bonds, securities or other obligations of which, it is in any way interested;

2.         "Liability" and "expense" shall include, but shall not be limited to counsel fees of disbursements and amounts of judgments, fines or penalties against and amounts paid in settlement by or on behalf of the person in question, but shall not in any event include any liability on account of profits realized by him in the purchase or sale of securities of the Corporation or any expense incurred in connection with such liability; and

3.         "Wholly successful" with respect to any action, suit, or proceeding against the person in question shall include termination thereof without any finding of liability or guilt against such person and with respect to any claim or threat of an action, suit or proceeding against the person in question, shall include the expiration of a reasonable period of time after the making thereof without the institution of the same if no payment has been made to cause cancellation of such claim or withdrawal of such threat.

Every person (and the heirs, executors, and administrators of such person) referred to in the first paragraph of this ARTICLE X who has been wholly successful with respect to any claim, action, suit or proceeding shall be entitled to indemnification. Every other person claiming indemnification under the first paragraph of this ARTICLE X (and the heirs, executors and administrators of such person) shall be entitled to indemnification if independent legal counsel, other than regular counsel of the Corporation or other disinterested person or persons, in either case selected and compensated by the Board of Directors, whether or not a disinterested quorum exists (such counsel or person or persons being hereinafter called a referee), shall deliver to the Corporation his written finding that such Director or officer has met the standards of conduct set forth in the first paragraph of this ARTICLE X. The person claiming indemnification shall at the request of the referee appear before him and answer questions which the referee deems relevant and shall be given ample opportunity to present to the referee evidence upon which he relies for indemnification. The Corporation shall at the request of the referee make available to him facts, opinions, or other evidence in any way relevant for his finding which are within the possession or control of the Corporation.

Expenses incurred with respect to any claim, action, suit or proceeding may be advanced by the Corporation (by action of the Board of Directors whether or not a disinterested quorum exists) prior to the final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount unless he becomes entitled to indemnification under this ARTICLE X.

The rights of indemnification provided in this ARTICLE X shall be in addition to any rights to which any such Director or officer may otherwise be entitled by contract or as a matter of law. Persons who are not Directors or officers of the Corporation, but are or were employees of the Corporation or any subsidiary (or the heirs, executors and administrators of such person) may be indemnified to the extent authorized at any time or from time to time by the Board of Directors. Notwithstanding the provisions of this ARTICLE X, the Board of Directors may at any time or from time to time approve indemnification of Directors, officers or other persons to the full extent permitted by the provisions of the laws of the State of Tennessee at the time in effect with respect to past transactions.

ARTICLE XI - VOTING SHARES HELD IN OTHER CORPORATIONS

In the absence of other arrangements by the Board of Directors, shares of stock issued by any other Corporation and owned or controlled by this Corporation may be voted at any shareholders' meeting of the other Corporation by the Chairman or President of this Corporation or, if they are not present at the meeting, by the Vice President of this Corporation, and in the event neither the Chairman or the President or the Vice President is to be present at a meeting, the shares may be voted by such person as the Chairman and Secretary, or the President and Secretary of the Corporation shall by duly proxy designate to represent the Corporation at the meeting.

ARTICLE XII - CORPORATE TRANSACTIONS IN WHICH

DIRECTORS OR OFFICERS HAVE AN INTEREST

1.         Except as otherwise provided by law with reference to provisional Directors and loans to Directors, no transaction in which a Director or officer has a personal or an adverse interest shall be void or voidable solely for this reason or solely because he is present at or participates in the meeting or his vote is counted:

            (a)        If the material facts as to his interest and as to the transaction are disclosed or are known to the Board of Directors or committee thereof, and the fact of such interest is noted in the minutes, and the Board of Directors or a committee thereof authorizes, approves, or ratifies the transaction by a vote sufficient for such purpose without counting the vote of the interested Director or Directors; or

            (b)        If the material facts as to his interest and as to the transaction are disclosed and are known to the shareholders and the transaction is specifically approved by vote of the shareholders without counting the votes of any shares owned or controlled by the interested Director or officer; or

            (c)        If the transaction is fair and equitable as to the Corporation at the time it is authorized or approved, and the party asserting the fairness of the transaction establishes fairness.

2.         Except as otherwise provided by law with reference to provisional Directors, common or interested Directors may always be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee thereof which authorizes, approves or ratifies a transaction. Shares owned by any interested party may be counted in determining whether a quorum of shares is present at a meeting of shareholders which ratifies or approves a transaction.

ARTICLE XIII - AMENDMENTS

These By-laws may be altered, amended or repealed and new By-laws may be adopted by a vote of the shareholders representing a majority of all the shares issued and outstanding, at any annual shareholders' meeting, or at any special shareholders' meeting when the proposed amendment has been set out in the notice of such meeting.

The Board of Directors by a two-thirds majority of the entire Board shall have power to make, adopt, alter, amend and repeal from time to time the By-laws of this Corporation; provided, however, that the shareholders entitled to vote with respect thereto as in this ARTICLE XIII above provided may alter, amend or repeal By-laws made by the Board of Directors, except that the Board of Directors shall have no power to change the quorum for meetings of shareholders or of the Board of Directors, or to change any provision of the By-laws with respect to the removal of Directors or the filling of vacancies in the Board of Directors resulting from the removal by the shareholders. If any By-law regulating an impending election of Directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the meeting of the shareholders for the election of Directors, the By-law so adopted, amended or repealed together with a concise statement of the changes made.